SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 30, 2003


                            Valpey-Fisher Corporation

               (Exact Name of Registrant as Specified in Charter)


       Maryland                         1-4184                     06-0737363

(State or other jurisdiction        Commission File             (IRS Employer
  of incorporation)                    Number             Identification Number)


75 South Street, Hopkinton, MA                                  01748
------------------------------                                  -----

(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (508) 435-6831
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Item 5.   Other Events

               On April 30, 2003, Valpey-Fisher Corporation ("the Company") issued a press release announcing the Company's signing of an Asset Purchase Agreement to acquire certain assets of MF Electronics Corp. A copy of the Company's press release regarding such announcement is attached hereto as
Exhibit 99.1 and is hereby incorporated by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)        Exhibits

             Exhibit No.                     Description
             ----------                      ------------

             99.1                            Press Release dated April 30, 2003


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                                    Signature


                 Pursuant to the requirements of the Securities Exchange Act of
            1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Valpey-Fisher Corporation


            Date:  April 30, 2003               By:  /s/ Michael J. Kroll
                                                   ----------------------
                                                Michael J. Kroll
                                                Vice President, Treasurer and
                                                Chief Financial Officer